UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

    Seligman Communications and Information Fund, Inc.

Mid-Year Report
June 30, 2007

Seeking Capital Gain by
Investing in Companies
Operating in the
Communications,
Information, and
Related Industries

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents
To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	7

Portfolio of Investments	8

Statement of
Assets and Liabilities	11

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	24

Report of Independent
Registered Public
Accounting Firm	28

Board of Directors and
Executive Officers	29

Additional Fund
Information	30

To The Shareholders

We are pleased to present your mid-year report for Seligman Communications and Information Fund, Inc. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2007.

For the six months ended June 30, 2007, Seligman Communications and Information Fund delivered a total return, based on the net asset value of Class A shares (excluding sales charges), of 10.1%. During the same period, the Fund’s benchmark, the S&P GSTI Composite Index (formerly the Goldman Sachs Technology Index), returned 10.4%, and the Fund’s peers, as measured by the Lipper Science & Technology Funds Average, returned 10.3%.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 23, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan
100 Park Avenue	New York, NY 10017		Services
New York, NY 10017		(212) 682-7600	Outside the
	Mail Inquiries to:		United States
General Distributor	P.O. Box 9759	(800) 622-4597	24-Hour Automated
Seligman Advisors, Inc.	Providence, RI 02940-9759		Telephone Access
100 Park Avenue			Service
New York, NY 10017	Independent Registered
Public Accounting Firm
General Counsel	Deloitte & Touche LLP
Sullivan & Cromwell LLP

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns For Periods Ended June 30, 2007
				Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	4.90%	22.16%	13.87%	8.32%	n/a	n/a	n/a
Without Sales Charge	10.14	28.23	14.99	8.85	n/a	n/a	n/a
Class B
With CDSC†	4.71	22.21	13.88	n/a	n/a	n/a	n/a
Without CDSC	9.71	27.21	14.12	8.19 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	8.71	26.24	n/a	n/a	n/a	n/a	n/a
Without CDSC	9.71	27.24	14.13	n/a	5.01%	n/a	n/a
Class D
With 1% CDSC	8.71	26.26	n/a	n/a	n/a	n/a	n/a
Without CDSC	9.71	27.26	14.13	8.03	n/a	n/a	n/a
Class I	10.36	28.81	15.57	n/a	n/a	8.04%	n/a
Class R
With 1% CDSC	9.00	26.90	n/a	n/a	n/a	n/a	n/a
Without CDSC	10.00	27.90	n/a	n/a	n/a	n/a	19.38%
Benchmarks**
Lipper Science & Technology
Funds Average	10.33	21.27	11.87	7.06	0.06	2.95	15.85
S&P GSTI Composite Index	10.41	26.94	11.66	5.64	(1.59)	2.42	12.02
S&P 500 Index	6.96	20.57	10.70	7.12	3.64	6.97	14.64

See footnotes on page 4.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/07	$36.61	$31.18	$31.20	$31.18	$37.60	$36.21
12/31/06	33.24	28.42	28.44	28.42	34.07	32.92
6/30/06	28.55	24.51	24.52	24.50	29.19	28.31

*	Returns for periods of less than one year are not annualized.
**	The S&P GSTI Composite Index (formerly the Goldman Sachs Technology Index), the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges, and the S&P GSTI Composite Index and the S&P 500 Index do not reflect any taxes, fees or sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The S&P GSTI Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
For the Six Months Ended June 30, 2007

Top Contributors		Top Detractors
	Impact		Impact
Security	on NAV	Security	on NAV
McAfee	$0.50	Seagate Technology	$(0.28)
VeriSign	0.30	Symantec	(0.27)
Apple	0.28	Network Appliance	(0.19)
EMC	0.23	Cymer	(0.10)
Cadence Design Systems	0.22	BMC Software	(0.08)
QUALCOMM	0.21	Komag	(0.08)
Corning	0.15	GMP Companies	(0.06)
KLA-Tencor	0.14	Cornice	(0.06)
NII Holdings	0.13	Orbotech	(0.06)
Citrix Systems	0.13	Avocent	(0.04)
Total	$2.29	Total	$(1.22)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets
June 30, 2007

				Percent of Net Assets
				June 30,	December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Advertising	1	$19,517,619	$24,406,650	0.6	—
Alternative Carriers	1	30,894,479	30,439,440	0.8	—
Application Software	6	274,264,937	281,739,537	7.2	5.4
Communications Equipment	6	408,320,241	454,185,180	11.6	9.1
Computer Hardware	3	188,913,861	229,003,656	5.8	4.0
Computer Storage and Peripherals	3	218,757,819	219,522,444	5.6	10.2
Consumer Software	1	24,237,007	24,682,920	0.6	1.3
Data Processing and Outsourced Services	1	39,541,621	38,572,320	1.0	—
Electronic Equipment Manufacturers	1	20,855,103	28,122,419	0.7	2.4
Health Care Equipment	4	108,167,636	108,408,951	2.7	2.8
Health Care Services	1	32,222,010	32,410,375	0.8	0.4
Home Entertainment Software	1	22,984,592	22,058,605	0.6	—
Internet Software and Services	6	387,528,961	450,968,751	11.5	22.1
IT Consulting and Other Services	3	259,303,726	313,640,439	8.0	5.6
Life Sciences Tools and Services	3	48,421,254	54,449,428	1.4	0.5
Movies and Entertainment	1	19,162,814	18,045,643	0.4	—
Semiconductor Equipment	3	317,720,935	332,839,141	8.5	10.4
Semiconductors	8	203,374,703	230,778,054	5.9	4.2
Systems Software	4	381,721,052	377,117,752	9.6	4.0
Technical Software	2	344,598,740	379,585,140	9.7	8.8
Technology Distributors	1	20,500,322	23,019,570	0.6	0.5
Wireless Telecommunication Services	2	89,516,397	100,071,750	2.5	1.2
Total Common Stocks	62	3,460,525,829	3,774,068,165	96.1	92.9
Venture Capital Investments	15	10,031,362	641,291	—	0.2
Short-Term Holdings and
Other Assets Less Liabilities	3	150,808,151	150,871,707	3.9	6.9
Net Assets	80	$3,621,365,342	$3,925,581,163	100.0	100.0

Largest Industries
June 30, 2007

Portfolio Overview

Largest Portfolio Holdings†
June 30, 2007

Security	Value	Percent of Net Assets
Synopsys	$264,141,420	6.7
Amdocs	229,044,640	5.8
McAfee	195,416,320	5.0
KLA-Tencor	175,532,280	4.5
BMC Software	167,925,630	4.3
Cisco Systems	162,560,450	4.1
QUALCOMM	150,867,030	3.8
Cymer	117,174,960	3.0
Cadence Design Systems	115,443,720	2.9
Apple	106,174,800	2.7

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes short-term holdings.

Largest Portfolio Changes
During the Six Months Ended June 30, 2007

Largest Purchases	Largest Sales
Network Appliance*	VeriSign
Oracle*	Symantec
BMC Software	Seagate Technology**
Check Point Software Technologies	McAfee
Cisco Systems	Autodesk**
BEA Systems*	EMC
Adobe Systems*	Applied Materials**
International Business Machines*	Parametric Technology**
C. R. Bard*	Citrix Systems**
Amdocs	Hewlett-Packard

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2007, and held for the entire six-month period ended June 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	1/1/07	Ratio*	6/30/07	1/1/07 to 6/30/07	6/30/07	1/1/07 to 6/30/07
Class A	$1,000.00	1.47%	$1,101.40	$ 7.66	$ 1,017.50	$ 7.35
Class B	1,000.00	2.22	1,097.10	11.54	1,013.79	11.08
Class C	1,000.00	2.22	1,097.10	11.54	1,013.79	11.08
Class D	1,000.00	2.22	1,097.10	11.54	1,013.79	11.08
Class I	1,000.00	1.03	1,103.60	5.37	1,019.69	5.16
Class R	1,000.00	1.72	1,100.00	8.96	1,016.27	8.60

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2007 to June 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments
June 30, 2007

	Shares	Value

Common Stocks 96.1%

Advertising 0.6%
Focus Media Holding (ADR)*	483,300	$24,406,650

Alternative Carriers 0.8%
Time Warner Telecom (Class A)*	1,514,400	30,439,440

Application Software 7.2%
Adobe Systems	1,435,000	57,615,250
BEA Systems	5,270,100	72,147,669
Business Objects (ADR)*	2,467,000	95,818,280
Cognos*	494,000	19,596,980
Quest Software	1,000,000	16,190,000
salesforce.com*	475,300	20,371,358
		281,739,537

Communications Equipment 11.6%
Cisco Systems*	5,837,000	162,560,450
Corning*	1,546,000	39,500,300
Nokia (ADR)	1,406,000	39,522,660
QUALCOMM	3,477,000	150,867,030
Research In Motion*	120,000	23,998,800
Telefonaktiebolaget LM Ericsson (ADR)	946,000	37,735,940
		454,185,180

Computer Hardware 5.8%
Apple*	870,000	106,174,800
Hewlett-Packard	1,248,800	55,721,456
International Business Machines	637,600	67,107,400
		229,003,656

Computer Storage and Peripherals 5.6%
Electronics for Imaging*Ø	2,235,200	63,077,344
EMC*	2,855,000	51,675,500
Network Appliance*	3,588,000	104,769,600
		219,522,444

Consumer Software 0.6%
Take-Two Interactive Software*	1,236,000	24,682,920

Data Processing and Outsourced Services 1.0%
Paychex	986,000	38,572,320

Electronic Equipment Manufacturers 0.7%
HON HAI Precision Industry	3,242,000	28,122,419

See footnotes on page 10.

Portfolio of Investments
June 30, 2007

	Shares	Value

Health Care Equipment 2.7%
American Medical Systems Holdings*	717,500	$12,943,700
C. R. Bard	706,000	58,336,780
Medtronic	300,000	15,558,000
Stryker	341,900	21,570,471
		108,408,951

Health Care Services 0.8%
Quest Diagnostics	627,500	32,410,375

Home Entertainment Software 0.6%
Activision*	1,181,500	22,058,605

Internet Software and Services 11.5%
Baidu.com (ADR)*	139,000	23,349,220
Digital River*	1,169,700	52,928,925
Google (Class A)*	96,200	50,349,156
McAfee*Ø	5,551,600	195,416,320
Symantec*	3,006,800	60,737,360
VeriSign*	2,149,000	68,187,770
		450,968,751

IT Consulting and Other Services 8.0%
Amdocs*	5,752,000	229,044,640
Satyam Computer Services	4,204,312	48,379,874
Tata Consulting Services	1,279,850	36,215,925
		313,640,439

Life Sciences Tools and Services 1.4%
Illumina*	105,000	4,261,950
Invitrogen*	438,000	32,302,500
PerkinElmer	686,300	17,884,978
		54,449,428

Movies and Entertainment 0.4%
Cinemark Holdings	1,008,700	18,045,643

Semiconductor Equipment 8.5%
ASML Holding (NY shares)*	1,462,000	40,131,901
Cymer*Ø	2,914,800	117,174,960
KLA-Tencor	3,194,400	175,532,280
		332,839,141

Semiconductors 5.9%
Broadcom (Class A)*	643,000	18,807,750
Marvell Technology Group*	2,136,800	38,911,128
Maxim Integrated Products	769,600	25,712,336

See footnotes on page 10.

Portfolio of Investments
June 30, 2007

	Shares or
	Principal Amount		Value
Semiconductors (continued)
Microsemi*	832,000	shs.	$19,926,400
Monolithic Power Systems*Ø	1,500,000		26,175,000
ON Semiconductor*	2,739,000		29,362,080
Rambus*	1,047,000		18,825,060
Texas Instruments	1,410,000		53,058,300
			230,778,054

Systems Software 9.6%
BMC Software*	5,542,100		167,925,630
Check Point Software Technologies*	4,183,000		95,414,230
Macrovision*	479,700		14,419,782
Oracle*	5,041,000		99,358,110
			377,117,752

Technical Software 9.7%
Cadence Design Systems*	5,257,000		115,443,720
Synopsys*Ø	9,994,000		264,141,420
			379,585,140

Technology Distributors 0.6%
Arrow Electronics*	599,000		23,019,570

Wireless Telecommunication Services 2.5%
Alltel	585,000		39,516,750
NII Holdings*	750,000		60,555,000
			100,071,750

Total Common Stocks (Cost $3,460,525,829)			3,774,068,165

Venture Capital Investments† (Cost $10,031,362) 0.0%			641,291

Time Deposits 5.5%
ABN AMRO Bank, Grand Cayman, 5.2%, 7/2/07	100,000,000		100,000,000
BNP Paribas, Grand Cayman, 5.32%, 7/2/07	100,000,000		100,000,000
Citibank, Nassau, 5.19%, 7/2/07	14,500,000		14,500,000

Total Time Deposits (Cost $214,500,000)			214,500,000

Total Investments (Cost $3,685,057,191) 101.6%			3,989,209,456

Other Assets Less Liabilities (1.6)%			(63,628,293)

Net Assets 100.0%			$3,925,581,163

*	Non-income producing security.
†	Restricted and non-income producing securities (Note 8).
ø	Affiliated issuers—Fund’s holdings representing 5% or more of the outstanding voting securities (Note 9).
ADR — American Depositary Receipts.
Industry classifications have not been audited by Deloitte & Touche llp.
See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2007

Assets:
Investments, at value:
Common stocks* (cost $3,460,525,829)	$3,774,068,165
Venture capital investments (cost $10,031,362)	641,291
Time deposits (cost $214,500,000)	214,500,000
Total investments (cost $3,685,057,191)	3,989,209,456
Cash denominated in US dollars (includes restricted cash of $4,000)	4,398
Cash denominated in foreign currencies (cost $19,577,811)	19,641,367
Receivable for securities sold	106,434,111
Receivable for Capital Stock sold	5,680,651
Dividends and interest receivable	291,201
Expenses prepaid to shareholder service agent	258,582
Other	269,580
Total Assets	4,121,789,346

Liabilities:
Payable for securities purchased	179,864,968
Payable for Capital Stock repurchased	11,363,130
Management fee payable	2,871,977
Distribution and service (12b-1) fees payable	1,489,755
Accrued expenses and other	618,353
Total Liabilities	196,208,183
Net Assets	$3,925,581,163

Composition of Net Assets:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
112,468,270 shares outstanding):
Class A	$7,566,950
Class B	1,047,610
Class C	764,203
Class D	1,733,843
Class I	86,715
Class R	47,506
Additional paid-in capital	4,115,350,683
Accumulated net investment loss (Note 6)	(21,124,644)
Accumulated net realized loss on investments and foreign currency transactions (Note 6)	(484,107,306)
Net unrealized appreciation of investments and foreign currency transactions	304,215,603
Net Assets	$3,925,581,163
(Continued on page 12.)

See footnotes on page 12.

Statement of Assets and Liabilities
June 30, 2007

Net Asset Value Per Share:
Class A	($2,770,111,916 ÷ 75,669,499 shares)	$36.61
Class B	($326,677,739 ÷ 10,476,097 shares)	$31.18
Class C	($238,442,655 ÷ 7,642,036 shares)	$31.20
Class D	($540,544,655 ÷ 17,338,433 shares)	$31.18
Class I	($32,602,428 ÷ 867,149 shares)	$37.60
Class R	($17,201,770 ÷ 475,056 shares)	$36.21

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $579,911,969 and a value of $665,985,044 (Note 9).

See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2007

Investment Income:
Interest	$6,161,740
Dividends	4,524,034
Total Investment Income	10,685,774

Expenses:
Management fee	16,840,999
Distribution and service (12b-1) fees	8,756,486
Shareholder account services	4,823,670
Custody and related services	765,440
Registration	168,504
Shareholder reports and communications	162,784
Auditing and legal fees	73,220
Directors’ fees and expenses	62,909
Miscellaneous	156,406
Total Expenses	31,810,418
Net Investment Loss	(21,124,644)
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions*	328,505,745
Net change in unrealized appreciation of investments and foreign currency transactions	56,894,924
Net Gain on Investments	385,400,669
Increase in Net Assets from Operations	$364,276,025

* Includes net realized gains from affiliated issuers of $55,500,320 (Note 9).
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment loss	$(21,124,644)	$(39,857,238)
Net realized gain on investments and foreign
currency transactions	328,505,745	423,420,430
Net realized gain on options written	—	1,126,421
Net change in unrealized appreciation of investments
and foreign currency transactions	56,894,924	310,172,434
Increase in Net Assets from Operations	364,276,025	694,862,047
Capital Share Transactions:
Net proceeds from sales of shares	212,773,352	349,209,255
Exchanged from associated funds	6,667,129	16,678,232
Total	219,440,481	365,887,487
Cost of shares repurchased	(386,319,683)	(726,575,622)
Exchanged into associated funds	(20,656,250)	(35,126,867)
Total	(406,975,933)	(761,702,489)
Decrease in Net Assets from Capital Share Transactions	(187,535,452)	(395,815,002)
Increase in Net Assets	176,740,573	299,047,045
Net Assets:
Beginning of period	3,748,840,590	3,449,793,545
End of Period (net of accumulated net investment
loss of $21,124,644 and $0, respectively)	$3,925,581,163	$3,748,840,590

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair

Notes to Financial Statements

value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Investments in foreign securities (including ADRs) are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted

Notes to Financial Statements

from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments. During the six months ended June 30, 2007, the Fund had no written options.

	g.	Repurchase Agreements — The fund may enter into repurchase agreements. Generally, securites received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	h.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

	j.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $153,594 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $1,025,824 and $41,560 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2007, fees incurred under the Plan aggregated $3,282,971, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the

Notes to Financial Statements

organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $1,704,440, $1,121,873, $2,610,748, and $36,454, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees (12b-1) pursuant to the Plan. For the six months ended June 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $325,984.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2007, such charges amounted to $41,257. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $4,823,670, for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2007, the Fund’s potential obligation under the Guaranties is $4,657,700. As of June 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2007 of $8,039 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Notes to Financial Statements

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% . The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007, amounted to $3,457,785,007 and $3,556,242,535, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2007, the cost of investments for federal income tax purposes was $3,687,123,737. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $2,066,546.

The tax basis components of accumulated earnings (losses) at June 30, 2007, are presented below.

Gross unrealized appreciation of portfolio securities*	$370,712,715
Gross unrealized depreciation of portfolio securities*	(68,563,658)
Net unrealized appreciation of portfolio securities*	302,149,057
Capital loss carryforwards	(803,289,192)
Current period net realized gains	321,620,786
Total accumulated losses	$(179,519,349)

* Includes the effect of foreign currency transactions.

At December 31, 2006, the Fund had capital loss carryforwards for federal income tax purposes of $803,289,192, which are available for offset against future taxable net capital gains, with $586,340,708 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2007		December 31, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	4,268,533	$146,812,421	8,184,174	$250,354,572
Exchanged from associated funds	123,113	4,205,794	318,630	9,703,865
Converted from Class B*	1,045,546	36,058,586	3,895,641	117,183,636
Total	5,437,192	187,076,801	12,398,445	377,242,073
Cost of shares repurchased	(8,003,581)	(276,069,707)	(16,026,174)	(481,901,199)
Exchanged into associated funds	(358,655)	(12,298,016)	(672,859)	(20,132,997)
Total	(8,362,236)	(288,367,723)	(16,699,033)	(502,034,196)
Decrease	(2,925,044)	$(101,290,922)	(4,300,588)	$(124,792,123)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	357,771	$10,454,077	777,717	$20,422,685
Exchanged from associated funds	29,513	858,599	124,577	3,228,038
Total	387,284	11,312,676	902,294	23,650,723
Cost of shares repurchased	(1,396,508)	(41,276,046)	(3,891,461)	(100,668,691)
Exchanged into associated funds	(118,432)	(3,438,812)	(241,194)	(6,175,428)
Converted to Class A*	(1,225,019)	(36,058,586)	(4,535,033)	(117,183,636)
Total	(2,739,959)	(80,773,444)	(8,667,688)	(224,027,755)
Decrease	(2,352,675)	$(69,460,768)	(7,765,394)	$(200,377,032)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	805,692	$23,665,464	1,516,723	$39,967,495
Exchanged from associated funds	18,631	549,749	57,975	1,536,709
Total	824,323	24,215,213	1,574,698	41,504,204
Cost of shares repurchased	(602,195)	(17,859,520)	(1,551,373)	(39,894,341)
Exchanged into associated funds	(58,957)	(1,727,122)	(93,461)	(2,392,348)
Total	(661,152)	(19,586,642)	(1,644,834)	(42,286,689)
Increase (decrease)	163,171	$4,628,571	(70,136)	(782,485)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	608,417	$17,823,766	966,127	$25,303,485
Exchanged from associated funds	35,760	1,052,225	84,329	2,209,620
Total	644,177	18,875,991	1,050,456	27,513,105
Cost of shares repurchased	(1,607,080)	(47,305,167)	(3,746,869)	(96,633,944)
Exchanged into associated funds	(109,219)	(3,182,009)	(252,051)	(6,418,708)
Total	(1,716,299)	(50,487,176)	(3,998,920)	(103,052,652)
Decrease	(1,072,122)	$(31,611,185)	(2,948,464)	$(75,539,547)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	208,209	$7,671,135	200,432	$6,209,897
Cost of shares repurchased	(39,841)	(1,397,880)	(154,568)	(4,894,928)
Increase	168,368	$6,273,255	45,864	$1,314,969

See footnote on page 21.

Notes to Financial Statements

	Six Months Ended		Year Ended
	June 30, 2007		December 31, 2006
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	186,818	$6,346,489	233,288	$6,951,121
Exchanged from associated funds	21	762	—	—
Total	186,839	6,347,251	233,288	6,951,121
Cost of shares repurchased	(70,178)	(2,411,363)	(86,323)	(2,582,519)
Exchanged into associated funds	(308)	(10,291)	(251)	(7,386)
Total	(70,486)	(2,421,654)	(86,574)	(2,589,905)
Increase	116,353	$3,925,597	146,714	$4,361,216

* Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.

8.

Restricted Securities — At June 30, 2007, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2007, are as follows:

		Shares,
		Warrants or
	Acquisition	Principal
Investments	Date(s)	Amount		Cost	Value
Venture Capital Investments:
Convertible Preferred Stocks:
FlashPoint Technology Series E	9/10/99	246,914	shs.	$1,000,844	$—
Geographic Network Affiliates International Series A	12/29/99	20,000		2,002,218	—
Geographic Network Affiliates International Series B	12/5/01	100,000		—	—
NeoPlanet Series C	2/18/00	425,412		2,000,001	—
Petroleum Place Series C	3/7/00	16,915		1,000,015	636,673
Techies.com Series C	1/27/00	235,294		1,999,999	—
Total Convertible Preferred Stocks				8,003,077	636,673
Common Stocks:
Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—
VillagEDOCS	4/3/00 to 5/24/01	90,553		129,903	4,618
Workstream	3/23/00	2,601		322,766	—
Total Common Stocks				1,463,816	4,618
Convertible Promissory Notes and Warrants:
Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$320,000		320,173	—
Geographic Network Affiliates International:
$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—	—
$10 exercise price expiring 1/11/09	1/11/02	8,000		—	—
$10 exercise price expiring 2/4/09	2/4/02	8,000		—	—
$10 exercise price expiring 3/12/09	3/12/02	8,000		—	—
Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	—
Total Convertible Promissory Notes and Warrants				564,469	—
Total Venture Capital Investments				$10,031,362	$641,291

Notes to Financial Statements

9.	Affiliated Issuers —As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2007, is as follows:

	Purchases	Sales	Value
Affiliated Issuer	at Cost	Proceeds	6/30/07	12/31/06
Cymer	$21,163,274	$ 13,715,172	$117,174,960	$120,765,810
Electronics for Imaging(1)	19,456,575	43,804,899	63,077,344	77,879,400
McAfee(1)	—	108,916,323	195,416,320	248,265,203
Monolithic Power Systems(1)	—	—	26,175,000	16,665,000
Orbotech	—	39,109,760	—	45,792,000
Synopsys	37,684,214	11,758,678	264,141,420	240,570,000
Total	$78,304,063	$217,304,832	$665,985,044	$749,937,413

(1) As of June 30, 2007, the Fund’s holding was less than 5% of the outstanding voting shares.

There was no dividend income earned from these investments for the six months ended June 30, 2007.

10.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee equal to 0.05% per annum of Seligman Communications and Information Fund’s average daily net assets for a two-year period beginning June 1, 2004.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

11.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A
	Six Months
	Ended		Year Ended December 31,
	6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$33.24	$27.29	$25.42	$22.99	$16.16	$25.56
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.27)	(0.29)	(0.15)	(0.25)	(0.27)
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	3.52	6.22	2.16	2.58	7.08	(9.13)
Total from Investment Operations	3.37	5.95	1.87	2.43	6.83	(9.40)
Net Asset Value, End of Period	$36.61	$33.24	$27.29	$25.42	$22.99	$16.16

Total Return	10.14%	21.80%	7.36%	10.57%#	42.26%	(36.78)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,770,112	$2,612,744	$2,262,055	$2,371,647	$2,416,538	$1,875,512
Ratio of expenses to average net assets	1.47%†	1.49%	1.53%	1.51%	1.57%	1.59%
Ratio of net investment loss to average
net assets	(0.90)%†	(0.88)%	(1.16)%	(0.66)%	(1.33)%	(1.39)%
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets		1.51%	1.58%	1.54%
Ratio of net investment loss to average
net assets		(0.90)%	(1.21)%	(0.69)%

See footnotes on page 27.

Financial Highlights

	Six Months
	Ended	Year Ended December 31,
	6/30/07	2006	2005	2004	2003	2002
CLASS B
Per Share Data:
Net Asset Value, Beginning of Period	$28.42	$23.51	$22.08	$20.12	$14.25	$22.71
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	3.00	5.33	1.85	2.25	6.22	(8.09)
Total from Investment Operations	2.76	4.91	1.43	1.96	5.87	(8.46)
Net Asset Value, End of Period	$31.18	$28.42	$23.51	$22.08	$20.12	$14.25

Total Return	9.71%	20.88%	6.48%	9.74%#	41.19%	(37.25)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$326,678	$364,628	$484,252	$741,563	$887,662	$719,591
Ratio of expenses to average net assets	2.22%†	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss to average
net assets	(1.65)%†	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets		2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets		(1.65)%	(1.96)%	(1.44)%

CLASS C
Per Share Data:
Net Asset Value, Beginning of Period	$28.44	$23.52	$22.08	$20.12	$14.25	$22.70
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	3.00	5.34	1.86	2.25	6.22	(8.08)
Total from Investment Operations	2.76	4.92	1.44	1.96	5.87	(8.45)
Net Asset Value, End of Period	$31.20	$28.44	$23.52	$22.08	$20.12	$14.25

Total Return	9.71%	20.92%	6.52%	9.74%#	41.19%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$238,443	$212,695	$177,554	$197,103	$202,568	$154,859
Ratio of expenses to average net assets	2.22%†	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss to average
net assets	(1.65)%†	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets		2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets		(1.65)%	(1.96)%	(1.44)%

See footnotes on page 27.

Financial Highlights

	Ended	Year Ended December 31,
	6/30/07	2006	2005	2004	2003	2002
CLASS D
Per Share Data:
Net Asset Value, Beginning of Period	$28.42	$23.50	$22.06	$20.11	$14.24	$22.69
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	3.00	5.34	1.86	2.24	6.22	(8.08)
Total from Investment Operations	2.76	4.92	1.44	1.95	5.87	(8.45)
Net Asset Value, End of Period	$31.18	$28.42	$23.50	$22.06	$20.11	$14.24

Total Return	9.71%	20.94%	6.53%	9.70%#	41.22%	(37.24)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$540,545	$523,158	$502,017	$593,381	$651,057	$527,412
Ratio of expenses to average net assets	2.22%†	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss to average
net assets	(1.65)%†	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets		2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets		(1.65)%	(1.96)%	(1.44)%

CLASS I
Per Share Data:
Net Asset Value, Beginning of Period	$34.07	$27.83	$25.81	$23.23	$16.23	$25.56
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.13)	(0.17)	(0.04)	(0.16)	(0.17)
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	3.61	6.37	2.19	2.62	7.16	(9.16)
Total from Investment Operations	3.53	6.24	2.02	2.58	7.00	(9.33)
Net Asset Value, End of Period	$37.60	$34.07	$27.83	$25.81	$23.23	$16.23

Total Return	10.36%	22.42%	7.83%	11.11%#	43.13%	(36.50)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$32,602	$23,805	$18,174	$18,932	$15,767	$ 9,798
Ratio of expenses to average net assets	1.03%†	1.02%	1.03%	1.02%	1.05%	1.11%
Ratio of net investment loss to average
net assets	(0.46)%†	(0.41)%	(0.66)%	(0.17)%	(0.82)%	(0.91)%
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets		1.04%	1.08%	1.05%	—	1.12%
Ratio of net investment loss to average
net assets		(0.43)%	(0.71)%	(0.20)%	—	(0.92)%

See footnotes on page 27.

Financial Highlights

CLASS R
	Six Months				4/30/03*
	Ended	Year Ended December 31,			to
	6/30/07	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$32.92	$27.09	$25.29	$22.89	$17.30
Income (Loss) from Investment Operations:
Net investment loss	(0.20)	(0.34)	(0.36)	(0.21)	(0.21)
Net realized and unrealized gain on investments
and foreign currency transactions	3.49	6.17	2.16	2.61	5.80
Total from Investment Operations	3.29	5.83	1.80	2.40	5.59
Net Asset Value, End of Period	$36.21	$32.92	$27.09	$25.29	$22.89

Total Return	10.00%	21.52%	7.12%	10.48%#	32.31%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,202	$11,810	$5,742	$2,847	$36
Ratio of expenses to average net assets	1.72%†	1.74%	1.78%	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.15)%†	(1.13)%	(1.41)%	(0.91)%	(1.56	)%†
Portfolio turnover rate	97.07%	187.30%	136.12%	127.49%	105.97	%ø
Without expense reimbursement:**
Ratio of expenses to average net assets		1.76%	1.83%	1.79%
Ratio of net investment loss to average net assets		(1.15)%	(1.46)%	(0.94)%

* Commencement of offering of shares.
** The Manager waived a portion of its management fee (Notes 3 and 10) from June 1, 2004 to May 31, 2006, and, at its discretion, reimbursed certain expenses of Class I shares in 2002.
† Annualized.
ø Computed at the Fund level for the year ended December 31, 2003.
# Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2007, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 2006, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2007, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2006, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 24, 2007

Board of Directors

Maureen Fonseca 3		William C. Morris
• Head of School, The Masters School		• Chairman and Director, J. & W. Seligman & Co.
• Trustee, Newark Academy, New York State		Incorporated, Seligman Advisors, Inc., Seligman
Association of Independent Schools, and		Services, Inc., and Carbo Ceramics Inc.
Greens Farms Academy		• Director, Seligman Data Corp.
• Commissioner, Middle States Association		• President and Chief Executive Officer, The
Metropolitan Opera Association
John R. Galvin 1, 3
• Dean Emeritus, Fletcher School of Law and		Leroy C. Richie 1, 3
Diplomacy at Tufts University		• Counsel, Lewis & Munday, P.C.
• Chairman Emeritus, American Council on		• Director, Vibration Control Technologies, LLC
Germany		• Lead Outside Director, Digital Ally Inc. and
Infinity, Inc.
John F. Maher 1, 3		• Director and Chairman, Highland Park Michigan
• Retired President and Chief Executive Officer of		Economic Development Corp.
Great Western Financial Corporation and its		• Chairman, Detroit Public Schools Foundation
principal subsidiary, Great Western Bank
Robert L. Shafer 2, 3
Frank A. McPherson 2, 3		• Ambassador and Permanent Observer of the
• Retired Chairman of the Board and Chief		Sovereign Military Order of Malta to the
Executive Officer of Kerr-McGee Corporation		United Nations
• Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research		James N. Whitson 1, 3
Foundation, Oklahoma Foundation for		• Retired Executive Vice President and Chief
Excellence in Education, National Cowboy and		Operating Officer, Sammons Enterprises, Inc.
Western Heritage Museum, and Oklahoma City		• Director, CommScope, Inc.
Museum of Art
Brian T. Zino
Betsy S. Michel 2, 3		• Director and President,
• Attorney		J. & W. Seligman & Co. Incorporated
• Trustee, The Geraldine R. Dodge Foundation		• Director, Seligman Advisors, Inc. and Seligman
Services, Inc.
• Chairman, Seligman Data Corp.

	Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Lawrence P. Vogel
Chairman	Vice President and Treasurer

Brian T. Zino	Paul H. Wick
President and Chief Executive Officer	Vice President

Eleanor T.M. Hoagland	Frank J. Nasta
Vice President and Chief Compliance Officer	Secretary

Thomas G. Rose
Vice President

Additional Fund Information

Quarterly Schedule of

Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

END OF MID-YEAR REPORT

EQCI3 6/07

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS
	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: August 29, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: August 29, 2007

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.